[The American Funds Group(r)]

New Perspective Fund
A Patient Outlook


[cover:  the "map" of the human genome]

2000 Annual Report
for the year ended September 30


New Perspective Fund(r) seeks long-term growth of capital through investments all over the world, including the United States.

New Perspective Fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.



RESULTS AT A GLANCE
(for the periods ended September 30, 2000,

with all distributions reinvested)
                                                  Average Annual Compound Returns
                                                                                                     Lifetime
                                      One Year                 Five Years         Ten Years          (since
                                      Total Return                                                   March 13, 1973)
New Perspective Fund                  +18.9%                   +19.1%              +17.6%            +15.5%
Morgan Stanley Capital
International Indexes:/1/
World Index                           +8.5%                    +15.1%             +14.2%             +12.1%
USA Index                             +11.5%                   +22.0%             +19.8%             +13.4%
Rank versus Lipper global
funds/2/                              110 of 258               29 of 117          1 of 26            1 of 5

/1/The indexes are unmanaged.
/2/Source: Lipper Inc. Rankings are based on total return and do not reflect the effects of sales charges.


Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Please see page 5 for Class A and B share results with relevant sales charges deducted.

There are two ways to invest in New Perspective Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front sales charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time. Because expenses are first deducted from income, dividends for Class B shares will be lower.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

ABOUT OUR COVER: The "map" of the human genome, completed this past June, is expected to revolutionize our approach to medicine. Although practical applications are still years away, New Perspective Fund's research analysts are closely following developments as they unfold.



FELLOW SHAREHOLDERS:

Global stock markets seesawed dramatically during fiscal 2000. Propelled by a boom in technology stocks, equity prices soared through March, only to reverse course as surging oil prices, rising interest rates and dampened earnings expectations adversely affected markets. Technology stocks led the way down as well, although most other sectors fell.

In this volatile environment, we are pleased to report that New Perspective Fund garnered solid returns for the fiscal year ended September 30. Although the fund was not immune to the declines in the second half of the fiscal year, losses were more than offset by the 30% gain achieved from last October through March. The result was a 12-month return of 18.9% for shareholders who reinvested the income dividend of 11 cents a share and the capital gain distribution of $2.34 a share paid in December 1999. The fund's capital gain reflects the profitable sale of a number of long-held securities we believed had become overvalued.

New Perspective's 12-month increase was well ahead of the 8.5% return of the unmanaged Morgan Stanley Capital International (MSCI) World Index; the index measures 22 major stock markets, including the United States. It was in line with the average 18.8% return of the 258 global stock funds tracked by Lipper Inc.

Over meaningful time frames, New Perspective continues to lead its peers. Once again, it ranked first among the five global funds in existence over its lifetime. Rankings and returns over other periods are shown in the table at left.

GLOBAL BOOM AND BUST

New Perspective's fiscal year began in October 1999, coinciding with the start of a powerful rally in so-called new economy stocks. The run-up was driven by a frenzy for all things Internet-related, but beneficiaries included a wide range of technology, media and telecommunications stocks. Investor ardor cooled suddenly in early spring amid rising interest rates, soaring prices and mounting concerns about profit growth. Technology stocks fell sharply, eventually taking down many other sectors as well.

That divergence - between a soaring first half-year and a more sobering second half - was reflected in the 12-month returns of many global equity markets.

In the U.S., where New Perspective has the greatest concentration of assets, stock prices closed the fiscal year 11.5% higher.* Farther north, the Canadian stock market was the standout for the year, rising 58.2% in U.S. dollars. In Europe, meanwhile, equity markets enjoyed a very strong first half, only to be hobbled later in the year by a steady erosion in the value of the euro against the U.S. dollar. Thus, France returned an impressive 40.0% in local currency, but 16.0% in dollars; Germany rose 28.1% for the year, but U.S. investors saw only a 6.2% gain; similarly, the United Kingdom returned 7.2%, which became a 3.8% decline in dollars. To some extent, the currency weakness benefited European exporters, which could sell goods more cheaply abroad; on the flip side, it undermined profits for U.S.-based multinationals, which were not only forced to sell products more expensively, but had to translate their European earnings into fewer dollars.

*All country returns are based on MSCI indexes, expressed in dollar terms and assume reinvestment of dividends, unless otherwise indicated.



[Begin Sidebar]
WHERE NEW PERSPECTIVE'S

ASSETS WERE INVESTED
                             9/30/2000      9/30/1999

Asia/Pacific Rim             15.9%          16.5%

Japan                        9.7            10.9

Australia                    2.6            2.6

Taiwan                       1.8            1.6

South Korea                  1.7            1.1

New Zealand                  .1             .3

Europe                       28.2%          29.1%

United Kingdom               9.8            8.7

France                       3.5            4.1

Netherlands                  3.2            3.2

Germany                      2.6            5.0

Finland                      2.1            1.4

Sweden                       1.8            1.8

Italy                        1.7            1.4

Ireland                      1.3            .4

Switzerland                  1.0            1.2

Norway                       .7             .6

Denmark                      .3             .5

Spain                        .2             .8

North America                41.2%          38.0%

United States                35.2           31.6

Canada                       4.3            4.9

Mexico                       1.7            1.5

Other                        2.1%           3.5%

Cash &

   Equivalents               12.6%          12.9%

                             100.0%         100.0%

[End Sidebar]


[Begin Sidebar]
New Perspective Fund continued to lead its peers, once again ranking first among the five global funds in existence over its lifetime.

NEW PERSPECTIVE FUND VERSUS THE MAJOR WORLD INDEXES
                                              12-Month Total Return                    Lifetime Total Return
World's Major Stock Markets/1/                (10/1/1999-9/30/2000)                    (3/13/1973-9/30/2000)

(listed by market capitalization              Local            Adjusted to         Local              Adjusted to
as of 9/30/2000)                              currency         U.S.$/2/            currency           U.S.$/2/
United States/3/

MSCI USA Index                                -                11.5%               -                  3,068.0%

Japan                                         -0.6%            -2.0                494.2%             1,324.5

United Kingdom                                7.2              -3.8                5,182.6            3,072.6

France                                        40.0             16.0                4,727.5            2,807.7

Germany                                       28.1             6.2                 1,859.7            2,474.7

Canada                                        62.0             58.2                2,270.9            1,474.2

Netherlands                                   26.5             4.8                 5,714.6            6,478.5

Italy                                         27.5             5.7                 3,919.8            935.0

Switzerland                                   10.1             -4.4                1,532.0            2,941.9

Australia                                     20.2             -0.3                2,781.8            1,011.2

Sweden                                        56.5             33.2                19,557.8           8,912.2

Spain                                         27.1             5.3                 3,236.4            932.3

Hong Kong                                     11.8             11.3                2,005.7            1,276.2

Belgium                                       0.6              - 16.7              3,480.1            2,893.4

Singapore                                     -6.2            -8.4                 345.8              540.4

MSCI World Index/4/                           -                8.5                 -                  2,219.8

New Perspective Fund                          -                18.9%               -                  5,218.9%


/1/All figures include the reinvestment of dividends. Returns for international indexes are with gross dividends reinvested (i.e., without local withholding taxes removed).
/2/Figures adjusted to reflect foreign exchange fluctuations relative to the U.S. dollar.
/3/United States market represented by the U.S. component of MSCI World Index; all other markets were computed by Capital International Perspective S.A. and are included in MSCI World Index. All indexes are unmanaged.
/4/Includes the major stock markets throughout the world, weighted by size and adjusted to reflect foreign exchange fluctuation relative to the U.S. dollar. U.S. companies currently represent approximately 50% of the total index.
[End Sidebar]


Stock prices in Japan -.0%) also lost steam during the year as confidence waned in the government's ability to stanch the flow of corporate bankruptcies and stimulate a recovery in the near future. Even technology stocks, which had roared ahead earlier in the period, fell steeply during the summer amid signs that worldwide demand for personal computers was softening. Elsewhere, a surprisingly weak Australian dollar hurt stock prices there; they rose 20.2% in local currency, but fell 0.3% when measured in U.S. dollars.

RESEARCH UNCOVERS THE BRIGHT SPOTS

As we have frequently mentioned in these reports, we set our sights squarely on the long-term prospects of individual companies, not regions or industries. The benefits of this emphasis became apparent during the year's roller coaster ride. Good stock selection early on helped cushion the fund from the worst of the declines. In many cases, individual holdings did significantly better than the markets in which they are traded.

That was true for a number of our technology positions. We had been investing in the sector selectively, concentrating on nimble, mid-sized firms - such as Advanced Micro Devices (+175%), Murata (+37%) and Rohm (+31%) - and assiduously avoiding riskier "dot-com" ventures that had grabbed investors' attention. When Internet stocks tumbled from March to May, many by as much as 80% to 90% from their highs, the fund's holdings were considerably more resilient.

New Perspective's larger holdings, many of which have been a part of the portfolio for some time, generally fared quite well. Among New Perspective's 10 biggest positions, seven increased in price by double digits, as the table on page 3 shows. They included pharmaceutical firms AstraZeneca and Pfizer, media conglomerates Viacom, Time Warner and News Corp., and telecom giants Nokia and Telefonos de Mexico. Together, these holdings account for more than 13% of the fund's net assets. Only three of the 10 - Vodafone, Philip Morris and Bank of America - declined over the year.

Global research, a hallmark of all of the American Funds, helped uncover other bright spots. Based on the recommendations of the fund's health care analysts, for example, shareholders were well-positioned to benefit from a rebound in drug company stocks during the year. We had been increasing our exposure to promising pharmaceutical companies a year or more ago, when stock prices were relatively low. That strategy paid off handsomely during the period. In addition to AstraZeneca and Pfizer, Genentech (+154%), Pharmacia (+69%) and Elan (+63%) did extremely well. Shionogi (+127%) and Fujisawa (+89%), both based in Japan, also appreciated strongly, as did Chugai and Yamanouchi, which were added to the portfolio during the year. Teva Pharmaceuticals, an Israeli producer of generic drugs, was New Perspective's top gainer for the year, rising 191%. (You can read more about New Perspective's pharmaceutical investments in the article beginning on page 6.)

Telecommunications take a breather

At the other end of the spectrum, telecommunications stocks were taken sharply lower with the springtime technology rout, following a long period of exceptional gains. Sprint (-46%), WorldCom (-37%) and AT&T (-32%) were hard hit; Vodafone, as we mentioned earlier, likewise took a breather. The bubble preceding the decline provided an opportunity to trim our exposure to a number of long-term holdings and look elsewhere for better valuations. Still, New Perspective's telecommunications investments have been enormously profitable for shareholders; longer term, forward-thinking companies should continue to provide good returns. In the case of Sprint and WorldCom, we used the decline to add to our positions.


[Begin Sidebar]
NEW PERSPECTIVE'S
10 LARGEST STOCK HOLDINGS

(as of 9/30/2000)
                                                                                Percent Change from
                               Percent of                                       10/1/1999-9/30/2000
Company                        Net Assets         Country                       (in U.S. dollars)
AstraZeneca                    3.14%              United Kingdom                +25.1%

Pfizer                         2.19               United States                 +25.0

Vodafone Group                 2.04               United Kingdom                -22.2

Viacom                         2.02               United States                 +38.2

Nokia                          1.85               Finland                       +78.9

Time Warner                    1.52               United States                 +28.8

News Corp.                     1.39               Australia                     +90.1

Telefonos de Mexico            1.36               Mexico                        +49.3

Philip Morris                  1.31               United States                 -13.9

Bank of America                1.21               United States                 - 5.9


[End Sidebar]


A SYSTEM FOR ALL SEASONS

In September, U.S. stock prices dropped precipitously, falling some 5.5% over the month; global markets followed a similar trajectory. The recent downturn may have washed away some of the speculative froth we have been witnessing, but it remains to be seen whether the worst is behind us. Indeed, with a new American president about to take office, and investors taking their cues from the Nasdaq Index and other technology benchmarks, the skittishness is likely to continue for some time.

Difficult markets such as the one we are experiencing highlight a crucial benefit of the multiple portfolio counselor system, the investment strategy employed by all of the American Funds. New Perspective Fund has seven portfolio counselors, each of whom contributes a particular style and strength to the investment process. They also bring a depth of investment experience, ranging from 12 to 37 years. They are further supported in their efforts by 44 research analysts, most of whom manage assets as well. Over the years, that range of perspectives has contributed to a consistency of results - through all market cycles - that a single manager would find almost impossible to match.

Recently, many investors have been unnerved by the confluence of rising oil prices, slowing economic growth and troubles in the Middle East - circumstances that are eerily reminiscent of 1991 and the early 1970s, when New Perspective Fund began. What we learned then, and continue to believe today, is that good companies will ultimately reward the patient shareholder, and that for long-term investors, difficult times can also be times of opportunity.

We look forward to reporting to you in six months.

Cordially,

/s/ Walter P. Stern
Walter P. Stern
Chairman of the Board

/s/ Gina H. Despres
Gina H. Despres
President

November 9, 2000



THE VALUE OF A LONG-TERM PERSPECTIVE

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management - bolstered by experience and careful research - can add even more value: As the chart below shows, over its lifetime, New Perspective Fund has done demonstrably better than its relevant benchmarks.

Dividends, particularly when reinvested, have accounted for a large portion of the fund's overall results. The table beneath the chart breaks down the fund's year-by-year total returns into their income and capital components.

Low fund expenses, low turnover rate
(for the 12 months ended September 30, 2000)

New Perspective Fund's expense ratio was 0.79% in fiscal 2000. That's only $79 for every $10,000 invested and less than half of the 1.77% average expense ratio for global equity funds, as measured by Lipper Inc.

The fund's turnover rate (the rate at which holdings are bought and sold) is also low, keeping transaction costs and tax consequences contained. New Perspective's 34% turnover rate means that stocks are held for an average of
2.9 years. The average global equity fund has a turnover rate of 93%, or an average holding period of only 1.1 years, according to Lipper.



HOW A $10,000 INVESTMENT HAS GROWN
Average Annual Compound Returns

(for periods ended September 30, 2000)
                                               10 Years          5 Years            1 Year

Class A Shares
reflecting 5.75%
maximum sales charge                           +16.93%           +17.70%            +12.10%


Class B Shares                                                                      3/15 - 9/30/2000
reflecting 5% maximum contingent
deferred sales charge (CDSC)
(payable only if shares are sold)                                                   -9.95%*
 not reflecting the CDSC                                                            -5.21%*

*Not offered before March 15, 2000. Results are not annualized.


[begin mountain chart]
$501,384/1,2/
New Perspective Fund
with dividends
reinvested

$316,742/3/
MSCI USA Index
with dividends
reinvested

$247,640/1/
New Perspective Fund
excluding dividends

$232,048/3/
MSCI World Index
with dividends
reinvested

$10,000/1/
original investment


             New
             Perspective    New
Year         Fund           Perspective      MSCI USA        MSCI World
ended        TOTAL VALUE    Fund             Index with      Index with
September    Dividends      excluding        dividends       dividends
30           Reinvested     dividends        reinvested      reinvested
1973#        $9,938         9,938            9,644           9,496

1974         7,402          7,163            5,796           5,886

1975         10,769         9,952            7,954           7,647

1976         12,720         11,422           10,379          9,328

1977         13,050         11,455           9,925           9,685

1978         17,342         14,861           10,953          11,895

1979         20,100         16,796           12,042          13,362

1980         24,866         20,250           14,200          15,945

1981         25,315         19,890           13,948          14,919

1982         27,151         19,984           15,458          15,314

1983         39,093         27,040           22,064          21,629

1984         39,494         26,488           23,019          22,861

1985         45,578         29,654           26,527          28,617

1986         63,273         40,227           34,776          45,581

1987         94,727         59,058           49,353          65,809

1988         81,233         49,459           42,818          61,905

1989         103,968        61,424           56,868          77,872

1990         98,896         57,024           52,008          61,430

1991         122,493        68,768           68,580          76,958

1992         132,337        72,828           76,198          76,629

1993         156,604        84,828           86,165          92,637

1994         176,345        94,260           89,637          100,116

1995         209,200        110,088          117,232         115,102

1996         231,461        119,477          142,355         131,445

1997         300,835        152,607          199,607         163,819

1998         304,530        152,236          221,657         164,657

1999         421,569        208,988          284,022         213,911

2000         501,384        247,640          316,742         232,048


Year ended September 30              1973/#/      1974          1975          1976          1977          1978          1979



New Perspective Fund


Total Value


Dividends reinvested                 -            $325          401           337           280           318           444


Value at year-end/1/                 $9,938       7,402         10,769        12,720        13,050        17,342        20,100


Total Return                         (0.6)%       (25.5)        45.5          18.1          2.6           32.9          15.9


Year ended September 30              1980         1981          1982          1983          1984          1985          1986


New Perspective Fund


Total Value


Dividends reinvested                 501          931           1,667         1,830         1,205         1,196         1,178


Value at year-end/1/                 24,866       25,315        27,151        39,093        39,494        45,578        63,273


Total Return                         23.7         1.8           7.3           44.0          1.0           15.4          38.8


Year ended September 30              1987         1988          1989          1990          1991          1992          1993


New Perspective Fund


Total Value


Dividends reinvested                 1,393        1,820         2,605         2,617         2,979         2,524         2,172


Value at year-end/1/                 94,727       81,233        103,968       98,896        122,493       132,337       156,604


Total Return                         49.7         (14.2)        28.0          (4.9)         23.9          8.0           18.3


Year ended September 30              1994         1995          1996          1997          1998          1999          2000


New Perspective Fund


Total Value


Dividends reinvested                 2,231        2,813         4,129         4,365         4,388         3,041         1,767


Value at year-end/1/                 176,345      209,200       231,461       300,835       304,530       421,569       501,384


Total Return                         12.6         18.6          10.6          30.0          1.2           38.4          18.9



Average annual compound return for 27-1/2 years 15.3%/1,2/

/#/For the period March 13, 1973 (commencement of operations), through September 30, 1973.
/1/These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum intitial sales charge was 8.5% prior to July 1, 1988. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.
/2/Includes reinvested dividends of $49,457 and reinvested capital gain distributions of $157,798.
/3/The indexes are unmanaged and do not reflect the effects of sales charges, commissions or expenses. Past results are not predictive of future results. [end chart]


A PATIENT OUTLOOK

A spotlight on New Perspective's pharmaceutical investments
[two circular illustrations of genetic diagrams]

[Begin Sidebar]
Ancient Greeks believed that human health was regulated by four "humors." Three thousand years later, blood, phlegm, and black and yellow bile have given way to four cryptic letters - "A," "C," "G" and "T" - which form the rungs of the DNA double helix. As technology makes our genetic information increasingly accessible, pharmaceutical companies are using these building blocks, alongside more traditional scientific techniques, to develop remarkable weapons in the battle against major diseases.
[End Sidebar]

For shareholders in New Perspective Fund, a sizable list of pharmaceutical stocks has proven to be very rewarding over the long term. In the last year, the sector has met with renewed enthusiasm from the marketplace, but as with any security we consider for the fund, investing in drug companies is never a snap decision.

Our pharmaceutical analysts take a long view, carefully tracking the progress of breakthrough therapies and getting to know the firms and managements that produce them very, very well. It's an effort that requires patience, painstaking research and a global perspective - all qualities that dovetail neatly into your fund's long-term investment strategy.

On the following pages, we'll spotlight New Perspective's pharmaceutical holdings and show how going the extra mile helps us understand this complex industry and identify long-term growth opportunities for the fund.

STALKING THE ELUSIVE BLOCKBUSTER

The pharmaceutical industry has made enormous strides in the past decade, both in terms of revenues and the sheer sophistication of the treatments that have been developed.

Progress should continue to be brisk. Longer life spans and a population of aging baby boomers will continue to generate powerful demand for drugs that treat ailments common among the aging, such as cancer, Alzheimer's, cardiovascular disease and depression. Health care providers, under pressure to trim budgets, have turned to drugs as a cost-effective way to prevent diseases and hasten their cures. Breakthrough treatments, like combination therapy for HIV/AIDS, have gained wider acceptance. Meanwhile, the FDA and regulatory agencies in other countries have continued to shorten approval times, helping to speed products to market. Ultimately, however, the greatest stimulus may be the most obvious one. "Everyone wants to live," says Jonathan Knowles, a portfolio counselor and pharmaceutical analyst based in London. "Drugs help you stay alive."

For pharmaceutical firms, the economic incentives can be compelling. Global drug sales topped $340 billion in 1999, an increase of 12% from the previous year. "A truly novel compound, successfully developed and marketed, can catapult a company's fortunes," notes Jonathan. To cite just one example, AstraZeneca's blockbuster anti-ulcer medicine, Prilosec, which is co-marketed by Merck in the U.S., brought in sales of nearly $6 billion last year.

On the flip side are formidable financial risks. Blockbusters are like needles in a biochemical haystack. Bringing a new drug to market costs an average of $500 million, and can take a decade or more of research and development. The rate of failure is frustratingly high: For every 5,000 compounds in a company's molecular "library," one will reach the pharmacist's shelf. Less than one-third will make a profit. Once on the market, patent protection is relatively brief - 20 years from the date of application - giving pharmaceutical firms a finite time to recoup the costs of their investment before generic copies can be sold. Finally, politics can have a big impact on the regulatory environment in which drug companies operate.

In the highly competitive world of pharmaceuticals, companies that do not continuously develop innovative products simply cannot thrive. To help offset costs and minimize risks, many of the giant firms have chosen to join forces. A number have merged, including in the last year alone: Pfizer and Warner-Lambert; Glaxo Wellcome and SmithKline Beecham; and Pharmacia & Upjohn and Monsanto. Some have also linked up through co-marketing agreements and other joint ventures. Pharmacia, to name one, is co-marketing Celebrex, its new anti-arthritis drug, with Pfizer, and has licensed Japanese rights to Yamanouchi.

[begin line chart]
HOW PHAMACEUTICAL STOCKS HAVE GROWN
(indexed to 100)
9/30/90   100.00
3/31/91   129.76
9/30/91   141.34
3/31/92   147.46
9/30/92   150.08
3/31/93   135.63
9/30/93   141.34
3/31/94   140.04
9/30/94   154.92
3/31/95   180.01
9/30/95   211.47
3/31/96   245.14
9/30/96   269.26
3/31/97   302.56
9/30/97   367.00
3/31/98   450.26
9/30/98   455.48
3/31/99   539.87
9/30/99   477.40
3/31/00   485.53
9/30/00   550.92
Source: MSCI Health and Personal Care Index. Figures shown price change from 10/1/1990-9/30/2000.
[end chart]


THE BIOTECH CONNECTION

Biotechnology has provided a rich vein to mine. The marriage of technology and genetics has yielded an array of new compounds. With new techniques - based on recombinant DNA technology, monoclonal antibodies and genomics research - at their disposal, scientists are analyzing and using information much more efficiently than traditional methods would allow. "Biotechnology will play a leading role in how we discover the next generation of breakthrough medicines," says Rick Beleson, a pharmaceutical analyst based in San Francisco.

[Begin Sidebar]
WORLD MARKET FOR PHARMACEUTICALS (BY SALES)
(for 1999)
[pie chart]

U.S.                  39%
Europe                27%
Japan                 16%
Latin America         7%
China                 2%
Canada                2%
Rest of world         7%

[end chart]

The modern drug industry was born in 1897 with the invention of aspirin by a German chemist named Felix Hoffman.
[photograph:  Felix Hoffman]

Collaboration - on a global basis - helps New Perspective's analysts react quickly when investment opportunities arise.
[photograph:  close-up of laboratory work]


[Begin Sidebar]
Pfizer pioneered the mass production of penicillin in 1942.
[photographs of laboratory work]

Pharmaceutical companies create more than 90% of all medicines that come to market; they spend $1 out of every $5 in revenue on research and development. [photograph: close-up of medication]


NEW PERSPECTIVE'S PHARMACEUTICAL HOLDINGS* (AS OF SEPTEMBER 30, 2000) AstraZeneca (U.K.)
Pfizer (U.S.)
Pharmacia (U.S.)
Elan (Ireland)
Teva (Israel)
Shionogi (Japan)
Bristol-Myers Squibb (U.S.)
Genentech (U.S.)
Glaxo Wellcome (U.K.)
Chugai (Japan)
Merck (U.S.)
Yamanouchi (Japan)
Fujisawa (Japan)
American Home Products (U.S.)
SmithKline Beecham (U.K.)

*Listed by percent of net assets and includes biotechnology holdings. [End Sidebar]

New Perspective has not invested significantly in biotech stocks, which tend to be quite volatile, but virtually all of the fund's pharmaceutical holdings have exposure to biotechnology. Many large firms are helping to finance new discoveries by contracting out a portion of their research to smaller firms, striking joint venture deals or licensing marketing rights. Others are buying the smaller companies outright. American Home Products, for example, recently acquired Genetics Institute, which has developed a therapy that attaches a poison to isolated cancer cells.

MONITORING THE PIPELINE

If research is the lifeblood of the drug industry, it is also a cornerstone of New Perspective's investment strategy, as it is for all the American Funds. The fund's investment professionals choose holdings on a company-by-company basis, rather than by blanket judgments on a sector as a whole.

A core task of the fund's health care analysts is to closely follow drug "pipelines" to monitor their progress. They talk to doctors, scientists and company executives, read medical journals and attend medical conferences in an effort to gauge a product's likelihood of success. "Because so many things can change along the way, you have to make constant assessments of how a compound is moving through the system," explains Jonathan, who holds a doctorate in clinical immunovirology.

Rick Beleson was intrigued by a promising discovery made at Elan, an Irish pharmaceutical company. Using mice specially developed to carry Alzheimer's, Elan's scientists had isolated a protein that seemed to inhibit the growth of brain plaques found to cause or exacerbate the disease. Clinical trials can take years, but over time, Rick, who has a background in molecular biology, grew increasingly impressed as test results continued to indicate that a vaccine to protect humans was a possibility. "Projects can look really exciting early on," he explains, "but may end up going nowhere. As investors, we reduce risk not only by understanding the science behind the drugs, but by waiting for later test phases, which are more conclusive."

[photograph:  Jonathan Knowles and Dr. Tom McKillop]
[Begin Caption]
Jonathan Knowles (left), a health care analyst and New Perspective vice president, meets with Dr. Tom McKillop, AstraZeneca's CEO, at the company's London headquarters.
[End Caption]

GLOBAL SYNERGIES PAY OFF

Rick leverages his many hours of work by participating with more than a dozen Capital analysts in a health care research "cluster." These men and women, who are based in research offices in the U.S., Europe and Asia, meet twice a month to brainstorm about products and treatments they've learned about. They frequently travel together, visiting companies and attending conferences. Constant collaboration allows them to broaden their base of knowledge, build multiple perspectives - and react quickly when opportunities present themselves.

"No analyst is an island," explains Mark Denning, a portfolio counselor based in London. "You can't look at a company in just one country and hope to understand it. That's become increasingly apparent as companies globalize. Clusters are the culmination of our integrated approach to research."


[Begin Sidebar]

BEST-SELLING PRESCRIPTION DRUGS (FOR 1999)   Company                     Use

Drug
Prilosec         AstraZeneca/Merck           Anti-ulcer
Lipitor          Pfizer                      Cholesterol reducer
Prozac           Eli Lilly                   Antidepressant
Prevacid         TAP                         Anti-ulcer
Zocor            Merck                       Cholesterol reducer
Epogen           Amgen                       Red blood cell stimulant
Zoloft           Pfizer                      Antidepressant
Claritin         Schering-Plough             Antihistamine
Paxil            SmithKline Beecham          Antidepressant
Zyprexa          Eli Lilly                   Antipsychotic

Source: IMS Health. Ranked by U.S. retail sales for 1999.


[Begin Sidebar]
ON THE TRAIL OF DIABETES
[photograph of laboratory worker]

COLLABORATIVE RESEARCH UNCOVERS GEMS

Health experts believe that Type II (formerly known as "adult-onset") diabetes will be a major global epidemic in the years ahead. Incidence of diabetes, which today affects more than 16 million Americans, has increased sharply in the last decade, particularly among young people. Diabetes is strongly linked to obesity and lack of exercise; as western diets and habits have spread to other regions, its prevalence has risen alarmingly. Complications - which can include blindness, nerve damage and cardiovascular disease - are devastating. The cost for treating the disease, in the U.S. alone, is estimated at $98 billion annually. "If I had to $invest' in just one illness for the next 20 years," says Jonathan Knowles, a portfolio counselor who also covers pharmaceuticals as an analyst, "it would be Type II diabetes."

As drug companies develop breakthrough treatments for diabetes, New Perspective's health care analysts work together to uncover promising therapies well before other investors do. That type of cooperation helped them see early on the value of a form of inhaled insulin created by Inhale Therapeutics, a small drug delivery firm based in San Francisco. Rick Beleson, our pharmaceutical analyst who follows Inhale, first flagged the discovery several years ago. He was intrigued, but it was difficult to tell how valid the company's claims were. He and Jonathan Knowles hit the streets; they discovered that Pfizer, which had committed to testing and marketing the product, was very excited about its progress, and that Aventis (then known as Hoechst Marion Roussel), would manufacture the insulin. They dug deeper, visiting the Josslyn Center, a leading diabetes clinic in Boston, and talking to doctors whose patients were participating in Phase III trials. All the while, they consulted with the fund's pharmaceutical cluster to gain additional insights and put their findings in a broader context.

Although the FDA has yet to approve inhaled insulin, the prognosis is excellent. "It took the better part of a year to piece this puzzle together," notes Jonathan, "but going that extra mile reinforced our conviction very early on that this product should be a great success for the companies - and investors - involved."
[photograph:  laboratory worker]
[End Sidebar]


[photograph:  Rick Beleson and Dr. Susan Hellman]
[Begin Caption]
New Perspective pharmaceutical analyst Rick Beleson talks with Dr. Susan Hellman, who heads up Genentech's development and product operations. [End Caption]

That kind of synergy can pay off handsomely for shareholders, as it did not long ago with our investments in Japanese drug firms. Although Japan is the world's second-largest consumer market for pharmaceuticals, investors had been avoiding the sector, citing lackluster pipelines and anemic research and development budgets. In reality, as our analyst in Japan had discovered, a number of firms were developing some remarkable technology that he believed had excellent market potential. Shionogi, for example, had invented a superstatin to treat cardiovascular disease, which AstraZeneca snapped up. In another case, Chugai developed a blood-screening test for HIV and hepatitis. And Yamanouchi had upgraded its pipeline by licensing Japanese rights to two potential blockbusters from U.S. companies - Lipitor from Pfizer and Celebrex from Pharmacia. That analyst's input helped round out the cluster's information about the industry and led to sizable positions in a number of firms - Japanese, European and American - when their stock prices were quite low. As other investors began to realize the value of these Japanese discoveries, we were in a position to do quite well.

[photograph:  close-up photograph of laboratory]
[Begin Caption]
Research, the lifeblood of the pharmaceutical industry, is also the cornerstone of New Perspective's investment strategy.
[End Caption]


THE VALUE OF PATIENCE

Underpinning our intensive research effort is a long-term outlook. New Perspective's stocks are held in the portfolio for about three years on average; many companies have been a part of the fund for considerably longer. That time horizon means that our expectations for companies are very different from those of short-term investors.

Among the benefits of this approach is the ability to identify value. When it comes to evaluating pharmaceutical companies, for example, our analysts look beyond the headline-grabbing blockbuster drugs. They ask themselves, "Does this company have the resources and the processes in place to continue developing viable therapies? Does it have the distribution channels to tap into new markets and attract the next generation of breakthrough products? Alternatively, is the market discounting the stock of a fundamentally sound company experiencing a quiet or difficult period, giving us a chance to buy?" Going against the grain can be uncomfortable at times, but over the years, that flexibility has had measurable long-term benefits for shareholders.

CRACKING THE CODE: MEDICINE IN THE NEXT GENERATION

This summer, scientists announced that they had completed the sequencing of the human genome - a massive project involving some three billion bits of chemical information. The accomplishment has rightly been hailed as a major scientific landmark, but for geneticists and other scientists, work has only just begun. It will likely be years before practical applications are realized, and much like the early days of the Internet, it is difficult to predict what success will look like.

In fact, a medical revolution is already underway. New methods have been invented to help cut costs and speed the process of bringing products to market. Computer technology has had a huge impact on the creation of "smart drugs," tailored to isolate and combat specific conditions. Biotechnology continues to broaden the range of treatable diseases and improve the precision and effectiveness of drugs; eventually it will enhance our ability to anticipate disease, rather than just react to it.

These transformations have opened doors for the world's pharmaceutical giants, but they have also created new challenges. As technology improves and information becomes more readily available, large companies will find themselves competing with smaller, nimbler firms. The pace of discovery is sure to quicken, further compressing the already short shelf life of best-selling drugs. Drug companies face pressures from other quarters as well, not least of which are the costs of reaching the poorest segments of the world's population and negotiating the demands of managed care.

As always, we are watching these developments as they unfold and acting on our convictions about what is most appropriate for you over the long term. We anticipate a future of remarkable change, and not only for pharmaceutical companies. As solid, well-managed businesses explore the possibilities in the years ahead, we will be right there, too, pursuing the most attractive growth opportunities the world has to offer.

[photograph:  abstract illustration]
[Begin Caption]
An American born today can expect to live more than 76 years. Today, some 1.4 million Americans are in their nineties and another 64,000 are over 100.
[End Caption]

[photographs:  close-up of laboratory worker; vials]
 [Begin Caption]
The map of the human genome sequences more than 3 billion letters of DNA. Our smallest chromosome contains more than 67 million of them.
[End Caption]


WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

[photograph:  close-up of American flag]

As a shareholder in New Perspective Fund, you are also a member of The American Funds Group, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

A LONG-TERM, VALUE-ORIENTED APPROACH:

Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

AN UNPARALLELED GLOBAL RESEARCH EFFORT:

We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

A MULTIPLE PORTFOLIO COUNSELOR SYSTEM:

More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS:

More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES:

You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

[illustration:  globe]

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(sm)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(sm)
Fundamental Investors(sm)
The Investment Company of America(r)
Washington Mutual Investors Fund(sm)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

INCOME FUNDS
Emphasis on current income through bonds
American High-Income Trust(sm)
The Bond Fund of America(sm)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(sm)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of  America(sm)
The Tax-Exempt Bond Fund of America(r)

STATE-SPECIFIC TAX-EXEMPT FUNDS:
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(sm)
The U.S. Treasury Money Fund of America(sm)

We also offer a full line of retirement plans and variable annuities.

For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our Web site at www.americanfunds.com, or phone the funds' transfer agent, American Funds Service Company at 800/421-0180. Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of our brochure, A Portfolio for Every Investor.

New Perspective Fund, Inc.
Investment Portfolio, September 30, 2000                                             Percent
                                                                                      of Net
                                                                                      Assets
LARGEST INDUSTRY HOLDINGS                                   LARGEST INDIVIDUAL      --------
                                                                      HOLDINGS
10.23% Pharmaceuticals                                             AstraZeneca          3.14%
8.40% Media                                                             Pfizer           2.19
8.01% Diversified Telecommunication                             Vodafone Group           2.04
      Services
5.59% Semiconductor Equipment & Products                                Viacom           2.02
4.76% Banks                                                              Nokia           1.85
49.88% Other Industries                                            Time Warner           1.52
0.50% Bonds & Notes                                                 News Corp.           1.39
12.63% Cash & Equivalents                                  Telefonos de Mexico           1.36
                                                                 Philip Morris           1.31
                                                               Bank of America           1.21

                                                                     Shares or        Market   Percent
                                                                     Principal         Value    of Net
Equity Securitites                                                      Amount    (Millions)    Assets
-----------------------------------                                   --------      --------  --------

PHARMACEUTICALS  -  10.23%
AstraZeneca PLC (United Kingdom)                                     19,589,994    $1,027.225
AstraZeneca PLC (ADR)                                                   555,000        29.172      3.14
Pfizer Inc (USA)                                                     16,440,000       738.772      2.19
Pharmacia Corp. (formed by the merger                                 6,200,000       373.163      1.11
of Pharmacia & Upjohn, Inc. and
Monsanto Co.) (USA)
Elan Corp., PLC (ADR) (Ireland) (1)                                   5,242,200       287.010       .85
Teva Pharmaceutical Industries                                        3,200,000       234.200       .70
 Ltd. (ADR) (Israel)
Shionogi & Co., Ltd. (Japan)                                         11,033,000       205.904       .61
Bristol-Myers Squibb Co. (USA)                                        3,120,000       178.230       .53
Glaxo Wellcome PLC (ADR) (United Kingdom)                             1,044,000        63.097
Glaxo Wellcome PLC                                                      563,264        17.043       .24
Chugai Pharmaceutical Co., Ltd. (Japan)                               4,300,000        78.178       .23
Merck & Co., Inc. (USA)                                               1,000,000        74.438       .22
Yamanouchi Pharmaceutical Co.,                                        1,000,000        48.162       .14
Ltd. (Japan)
Fujisawa Pharmaceutical Co. Ltd. (Japan)                              1,052,000        38.779       .12
American Home Products Corp. (USA)                                      600,000        33.938       .10
SmithKline Beecham PLC (ADR) (United                                    250,000        17.156       .05
 Kingdom)


MEDIA  -  8.40%
Viacom Inc., Class B (USA) (1)                                       10,653,825       623.249
Viacom Inc., Class A (1)                                              1,000,000        58.500      2.02
Time Warner Inc. (USA)                                                6,547,000       512.303      1.52
News Corp. Ltd. (ADR) (Australia)                                     4,791,600       268.629
News Corp. Ltd., preferred (ADR)                                      2,548,800       119.475
News Corp. Ltd.                                                       3,964,970        55.926
News Corp. Ltd., preferred                                            2,045,522        24.500      1.39
Seagram Co. Ltd. (Canada)                                             3,910,200       224.592       .67
CANAL+ (France)                                                       1,275,000       191.053       .57
Walt Disney Co. (USA)                                                 4,250,000       162.562       .48
Reuters Group PLC (United Kingdom)                                    6,770,400       128.233       .38
Clear Channel Communications,                                         1,632,800        92.253       .27
 Inc. (USA) (1)
Grupo Televisa, SA, ordinary                                          1,316,400        75.940       .23
 participation certificates (ADR)
 (Mexico) (1)
Interpublic Group of Companies,                                       2,200,000        74.938       .22
 Inc. (USA)
Independent Newspapers, PLC (Ireland)                                19,915,044        72.978       .22
Pearson PLC (United Kingdom)                                          2,163,636        60.063       .18
Lagardere Groupe SCA (France)                                           700,000        42.433       .13
Dow Jones & Co., Inc. (USA)                                             491,600        29.742       .09
EMI Group PLC (United Kingdom)                                        1,375,569        10.974       .03


DIVERSIFIED TELECOMMUNICATION
  SERVICES  -  8.01%
Telefonos de Mexico, SA de CV,                                        8,599,060       457.363      1.36
 Class L (ADR) (Mexico)
AT&T Corp. (USA)                                                     13,700,000       402.438      1.20
Telecom Italia SpA, nonconvertible                                   27,127,995       148.108
  savings shares (Italy)
Telecom Italia SpA, ordinary shares                                  12,827,500       136.532       .85
DDI Corp. (Japan)                                                        34,500       226.869       .67
WorldCom, Inc. (formerly MCI                                          6,618,591       201.040       .60
 WorldCom, Inc.) (USA) (1)
Sprint FON Group (USA)                                                5,500,000       161.219       .48
Deutsche Telekom AG (Germany)                                         3,523,600       121.031       .36
Global Crossing Ltd. (USA -                                           3,880,000       120.280       .36
  Incorporated in Bermuda) (1)
SBC Communications Inc. (USA)                                         2,351,600       117.580       .35
France Telecom, SA (France)                                           1,000,000       107.196       .32
Tele Danmark AS (Denmark)                                             1,182,300        65.072
Tele Danmark AS, Class B (ADR)                                        1,398,600        39.336       .31
Nippon Telegraph and Telephone                                            7,652        75.124       .22
  Corp. (Japan)
Koninklijke KPN NV (formerly                                          3,399,332        74.080       .22
 Koninklijke PTT Nederland
  NV)(Netherlands)
Telefonica, SA (Spain) (1)                                            2,837,170        56.242       .17
British Telecommunications                                            5,157,000        54.171       .16
 PLC (United Kingdom)
Embratel Participacoes SA,                                            2,500,000        46.250       .14
  preferred nominative (ADR) (Brazil)
VersaTel Telecom International                                        1,500,000        34.569       .10
  NV (Netherlands) (1)
Korea Telecom Corp. (South Korea)                                       383,250        22.961       .07
Telecom Corp. of New Zealand                                          5,475,250        13.648
 Ltd. (New Zealand)
Telecom Corp. of New Zealand Ltd. (2)                                 1,468,000         3.659       .05
Global TeleSystems, Inc. (USA) (1)                                    1,830,000         8.349       .02


SEMICONDUCTOR EQUIPMENT &
 PRODUCTS - 5.59%
Micron Technology, Inc. (USA) (1)                                     8,500,000       391.000      1.16
Taiwan Semiconductor Manufacturing                                   93,830,600       311.590       .93
  Co. Ltd. (Taiwan) (1)
Samsung Electronics Co.,                                              1,636,936       296.557       .88
 Ltd. (South Korea)
Advanced Micro Devices, Inc. (USA) (1)                                9,000,000       212.625       .63
Hyundai Electronics Industries                                       13,196,400       188.774       .56
  Co., Ltd. (South Korea) (1)
Texas Instruments Inc. (USA)                                          3,000,000       141.563       .42
Rohm Co., Ltd. (Japan)                                                  400,000       109.697       .32
Murata Manufacturing Co., Ltd. (Japan)                                  564,000        77.833       .23
AIXTRON AG (Germany)                                                    493,000        61.815       .18
Altera Corp. (USA) (1)                                                  800,000        38.200       .11
Intel Corp. (USA)                                                       900,000        37.406       .11
ASM Lithography Holding                                                 456,000        15.140
  NV (Netherlands) (1)
ASM Lithography Holding NV (New                                         250,000         8.078       .06
  York registered) (1)


BANKS  -  4.76%
Bank of America Corp. (USA)                                           7,800,000       408.525      1.21
Royal Bank of Canada (Canada)                                         7,954,000       236.273       .70
Bank of Nova Scotia (Canada)                                          7,719,000       224.419       .67
Sakura Bank, Ltd. (Japan)                                            28,200,000       210.514       .62
ABN AMRO Holding NV (Netherlands)                                     5,916,691       137.925       .41
Mizuho Holdings, Inc. (Japan) (1)                                        14,460       119.194       .35
Westpac Banking Corp. (Australia)                                    16,049,832       111.015       .33
Australia and New Zealand Banking                                    12,143,541        87.487       .26
  Group Ltd. (Australia)
Toronto-Dominion Bank (Canada)                                        1,223,700        35.943       .11
San Paolo-IMI SpA (Italy)                                             2,000,000        32.314       .10


COMMUNICATIONS EQUIPMENT  -  3.88%
Nokia Corp., Class A (Finland)                                        8,300,000       336.543
Nokia Corp., Class A (ADR)                                            7,200,000       286.650      1.85
Telefonaktiebolaget LM Ericsson,                                     26,000,000       395.535      1.17
  Class B (Sweden)
Motorola, Inc. (USA)                                                  6,030,000       170.348       .50
Cisco Systems, Inc. (USA) (1)                                         1,400,000        77.350       .23
Matsushita Communication Industrial                                     330,000        44.654       .13
  Co., Ltd. (Japan)


METALS & MINING  -  3.29%
Alcoa Inc. (USA)                                                      9,230,000       233.634       .69
Barrick Gold Corp. (Canada)                                          10,000,000       152.500       .45
De Beers Consolidated Mines                                           2,837,500        78.864
  Ltd. (South Africa)
De Beers Consolidated Mines Ltd. (ADR)                                1,992,400        55.165       .40
Newmont Mining Corp. (USA)                                            7,150,000       121.550       .36
Anglo American PLC (United Kingdom)                                   1,650,000        87.329       .26
Placer Dome Inc. (Canada)                                             9,000,000        84.938       .25
Pechiney, Class A (France)                                            1,856,909        74.276       .22
Broken Hill Proprietary Co.                                           5,391,198        56.008       .17
  Ltd. (Australia)
Usinor (formerly Unisor Sacilor)(France)                              4,700,000        42.705       .13
Billiton PLC (United Kingdom)                                        10,372,416        37.046       .11
Homestake Mining Co. (USA)                                            7,000,000        36.313       .11
WMC Ltd. (Australia)                                                  7,000,000        28.945       .09
Gold Fields Ltd.(South Africa)                                        5,191,105        16.471       .05
Cia. Vale do Rio Doce, preferred                                         38,400          .000       .00
  nominative, Class B (Brazil) (1) (3)


OIL & GAS  -  3.04%
TOTAL FINA SA, Class B (formerly                                      3,871,884       284.341
  Total Fina SA) (ADR) (France)
TOTAL FINA SA, Class B                                                  715,688       104.778      1.15
Royal Dutch Petroleum Co. (New                                        1,952,000       116.998
  York registered) (Netherlands)
"Shell" Transport and Trading                                         9,000,000        73.264       .57
  Co., PLC (United Kingdom)
ENI SpA (Italy)                                                      31,100,000       164.768       .49
Canadian Occidental Petroleum                                         2,204,097        55.073       .16
  Ltd. (Canada)
Phillips Petroleum Co. (USA)                                            844,700        53.005       .16
Unocal Corp. (USA)                                                    1,400,000        49.613       .15
Talisman Energy Inc. (Canada) (1)                                     1,034,300        36.257       .11
LUKOIL (ADR) (Russia)                                                   520,000        29.952       .09
Texaco Inc. (USA)                                                       500,000        26.250       .08
Chevron Corp. (USA)                                                     300,000        25.575       .08


FOOD PRODUCTS  -  2.71%
Nestle SA (Switzerland)                                                 147,400       307.689       .91
Groupe Danone (France)                                                1,446,898       198.796       .59
Unilever PLC (United Kingdom)                                        13,715,526        88.753
Unilever NV (New York registered                                        400,000        19.300
  shares) (Netherlands)
Unilever NV                                                             300,000        14.570       .36
Uni-President Enterprises Co. (Taiwan)                              113,400,000        80.022       .24
Sara Lee Corp. (USA)                                                  3,750,000        76.172       .23
Archer Daniels Midland Co. (USA)                                      8,174,890        70.508       .21
Nabisco Group Holdings Corp. (USA)                                    2,000,000        57.000       .17


WIRELESS TELECOMMUNICATION
  SERVICES  -  2.58%
Vodafone Group PLC (formerly Vodafone                               180,146,362       672.024
 AirTouch) (United Kingdom)
Vodafone Group PLC (ADR)                                                385,000        14.245      2.04
Crown Castle International                                            4,912,360       152.590
  Corp. (USA) (1)
Crown Castle 6.50% convertible                                         $555,900        28.281       .54
  preferred 2012 (1)


BEVERAGES  -  2.26%
Coca-Cola Co. (USA)                                                   6,300,000       347.288      1.03
Coca-Cola Enterprises Inc. (USA)                                      8,950,000       142.641       .42
PepsiCo, Inc. (USA)                                                   2,250,000       103.500       .31
Cia. de Bebidas das Americas -                                        3,278,600        72.539       .22
  AmBev (ADR) (formerly Cia. Cervejaria
  Brahma) (Brazil) (1)
Heineken NV (Netherlands)                                             1,100,000        61.192       .18
Lion Nathan Ltd. (New Zealand)                                        9,800,000        19.159       .06
Foster's Brewing Group Ltd. (Australia)                               6,000,000        13.997       .04


DIVERSIFIED FINANCIALS  -  2.22%
ING Groep NV (Netherlands)                                            4,233,085       282.130
ING Groep NV, warrants, expire 2008 (1)                                 590,000        16.801       .89
Investor AB, Class B (Sweden)                                        12,200,000       172.928       .51
Citigroup Inc. (USA)                                                  2,750,000       148.672       .44
Associates First Capital Corp.,                                       2,375,000        90.250       .27
  Class A (USA)
OM Gruppen AB (Sweden)                                                  900,000        38.692       .11


INSURANCE  -  2.15%
American International Group, Inc. (USA)                              2,734,569       261.664       .78
Allianz AG (Germany)                                                    234,000        76.760       .23
QBE Insurance Group Ltd. (Australia)                                 15,869,886        75.332       .22
AEGON NV (Netherlands)                                                1,788,888        67.527       .20
Fairfax Financial Holdings                                              352,800        44.135
 Ltd. (Canada) (1)
Fairfax Financial Holdings Ltd. (1) (2)                                  93,000        11.634       .17
Berkshire Hathaway Inc.,                                                    860        55.384       .16
 Class A (USA) (1)
Yasuda Fire and Marine Insurance                                     10,000,000        53.163       .16
  Co., Ltd. (Japan)
Royal & Sun Alliance Insurance Group                                  6,700,000        44.742       .13
  PLC (United Kingdom)
Assicurazioni Generali SpA (Italy)                                    1,100,000        35.258       .10


COMPUTERS & PERIPHERALS  -  2.11%
Fujitsu Ltd. (Japan)                                                 10,386,000       241.445       .72
Toshiba Corp. (Japan)                                                15,600,000       125.846       .37
International Business Machines                                       1,100,000       123.750       .37
  Corp. (USA)
Compaq Computer Corp. (USA)                                           2,300,000        63.434       .19
Hewlett-Packard Co. (USA)                                               616,700        59.820       .18
Gateway, Inc. (USA) (1)                                                 811,100        37.919       .11
Dell Computer Corp. (USA) (1)                                         1,000,000        30.813       .09
NEC Corp. (Japan)                                                     1,151,000        26.171       .08


PAPER & FOREST PRODUCTS  -  1.83%
International Paper Co. (USA)                                         8,900,000       255.319       .76
Georgia-Pacific Corp.(USA)                                            5,100,000       119.850       .35
Abitibi-Consolidated Inc. (Canada)                                    8,072,755        75.374       .22
UPM-Kymmene Corp. (Finland)                                           1,953,000        49.959       .15
Stora Enso Oyj (Finland)                                              5,800,000        48.602       .14
Weyerhaeuser Co. (USA)                                                  700,000        28.263       .08
Louisiana-Pacific Corp. (USA)                                         2,550,000        23.428       .07
Rayonier Inc. (USA)                                                     600,000        21.563       .06


INDUSTRIAL CONGLOMERATES  -  1.71%
Siemens AG (Germany)                                                  2,330,000       299.865       .89
Norsk Hydro AS (Norway)                                               3,600,000       150.767       .45
General Electric Co. (USA)                                              900,000        51.919       .15
Southcorp Ltd. (Australia)                                           14,314,649        39.815       .12
Smiths Industries PLC (United Kingdom)                                1,800,000        18.655       .05
Preussag AG (Germany)                                                   537,619        16.473       .05


HOUSEHOLD DURABLES  -  1.51%
Sony Corp. (Japan)                                                    3,064,800       311.107       .92
Koninklijke Philips Electronics                                       4,105,040       176.779       .52
  NV (Netherlands)
Newell Rubbermaid Inc. (USA)                                          1,000,000        22.813       .07


ELECTRONIC EQUIPMENT &
  INSTRUMENTS  -  1.44%
Hon Hai Precision Industry Co                                        30,108,000       198.041       .59
 . Ltd. (Taiwan)
Hitachi, Ltd. (Japan)                                                11,500,000       133.565       .40
Samsung Electro-Mechanics                                             2,288,990        77.395       .23
  Co. (South Korea) (1)
Hirose Electric Co., Ltd. (Japan)                                       300,000        39.178       .12
TDK Corp. (Japan)                                                       255,000        32.356       .10


TOBACCO  -  1.43%
Philip Morris Companies Inc. (USA)                                   15,020,000       442.151      1.31
Gallaher Group PLC (United Kingdom)                                   5,455,100        32.640
Gallaher Group PLC (ADR)                                                300,000         6.975       .12


HOTELS RESTAURANTS & LEISURE  -  1.41%
Carnival Corp. (USA)                                                  7,890,000       194.291       .58
MGM Mirage, Inc. (formerly Mirage                                     3,153,000       120.405
  Resorts, Inc.)(USA) (2)
MGM Mirage, Inc. (formerly Mirage                                       647,000        24.707       .43
  Resorts, Inc.)
Starbucks Corp. (USA) (1)                                             2,950,000       118.184       .35
Hilton Group PLC (United Kingdom)                                     5,480,000        15.707       .05


CHEMICALS  -  1.33%
Dow Chemical Co. (USA)                                                6,810,000       169.824       .50
BOC Group PLC (United Kingdom)                                        3,500,000        46.280       .14
Bayer AG (Germany)                                                    1,200,000        44.397       .13
FMC Corp. (USA) (1)                                                     559,800        37.542       .11
Methanex Corp. (Canada) (1)                                           7,250,000        35.653       .10
Valspar Corp. (USA)                                                   1,512,200        34.765       .10
Praxair, Inc. (USA)                                                     800,000        29.900       .09
L'Air Liquide (France)                                                  249,010        29.222       .09
Imperial Chemical Industries                                          1,046,000        24.254       .07
  PLC (ADR) (United Kingdom)


SOFTWARE  -  1.28%
Microsoft Corp. (USA) (1)                                             2,100,000       126.656       .38
Autonomy Corp. PLC (United Kingdom) (1)                               2,190,000       122.640       .36
Baltimore Technologies PLC (United                                    6,700,000        68.300       .20
  Kingdom) (1)
Cadence Design Systems, Inc. (USA) (1)                                2,440,500        62.690       .19
PeopleSoft, Inc. (USA) (1)                                            1,750,000        48.891       .15


MACHINERY  -  1.21%
Mitsubishi Heavy Industries, Ltd.(Japan)                             38,000,000       150.634       .45
Invensys PLC (United Kingdom)                                        41,170,000        89.868       .27
Fanuc Ltd. (Japan)                                                      515,000        57.000       .17
Deere & Co. (USA)                                                     1,200,000        39.900       .12
TI Group PLC (United Kingdom)                                         5,781,991        29.642       .09
Caterpillar Inc. (USA)                                                  700,000        23.625       .07
Kvaerner ASA, Class A (Norway) (1)                                    1,396,552        13.237       .04


COMMERCIAL SERVICES & SUPPLIES  -  1.16%
Cendant Corp. (USA) (1)                                              15,152,900       164.788       .49
Granada Compass PLC (United Kingdom) (1)                             12,150,000       113.626       .34
Williams PLC (United Kingdom)                                         9,076,923        44.254       .13
Adecco SA (Switzerland)                                                  45,000        29.224       .09
Rentokil Initial PLC (United Kingdom)                                10,000,000        22.420       .07
Pitney Bowes Inc. (USA)                                                 373,000        14.710       .04


AEROSPACE & DEFENSE  -  1.02%
Bombardier Inc., Class B (Canada)                                    10,500,000       181.419       .54
Lockheed Martin Corp. (USA)                                           1,846,400        60.857       .18
Northrop Grumman Corp. (USA)                                            500,000        45.437       .13
BAE SYSTEMS (United Kingdom)                                          6,164,661        33.243       .10
Honeywell International Inc. (USA)                                      700,000        24.937       .07


AUTOMOBILES  -  0.87%
Honda Motor Co., Ltd. (Japan)                                         2,796,000       103.066       .31
Suzuki Motor Corp. (Japan)                                            8,658,000        90.052       .27
Renault SA (France)                                                   1,500,000        64.371       .19
General Motors Corp. (USA)                                              500,000        32.500       .10


HEALTH CARE EQUIPMENT & SUPPLIES - 0.76%
Guidant Corp. (USA) (1)                                               2,000,000       141.375       .42
Luxottica Group SpA (ADR) (Italy)                                     4,225,400        68.134       .20
Medtronic, Inc. (USA)                                                   900,000        46.631       .14


MULTI-UTILITIES  -  0.63%
Williams Companies, Inc. (USA)                                        5,013,700       211.829       .63


BUILDING PRODUCTS  -  0.62%
Nippon Sheet Glass Co., Ltd. (Japan)                                 10,994,000       176.666       .52
Asahi Glass Co., Ltd. (Japan)                                         3,349,000        34.275       .10


IT CONSULTING & SERVICES  -  0.61%
CMG PLC (United Kingdom)                                              3,632,000        70.240
CMG PLC (Netherlands)                                                 1,488,000        28.906       .29
Amdocs Ltd. (USA) (1)                                                 1,400,000        87.325       .26
Electronic Data Systems Corp. (USA)                                     450,000        18.675       .06


MULTILINE RETAIL  -  0.60%
Ito-Yokado Co., Ltd. (Japan)                                          1,330,000        69.352       .21
Wal-Mart Stores, Inc. (USA)                                           1,350,000        64.969       .19
Kingfisher PLC (United Kingdom)                                       5,607,529        36.618       .11
Wal-Mart de Mexico, SA de CV,                                        10,995,004        22.889
  Class V (Mexico) (1)
Wal-Mart de Mexico, SA de CV,                                         3,624,400         7.169       .09
  Class C (1)


LEISURE EQUIPMENT & PRODUCTS  -  0.54%
Nintendo Co., Ltd. (Japan)                                              830,000       151.671       .45
Hasbro, Inc. (USA)                                                    2,700,000        30.881       .09


OTHER INDUSTRIES - 5.02%
Avon Products, Inc. (USA)                                             3,983,300       162.817       .48
EPCOS AG (Germany) (1)                                                1,717,000       139.482       .41
Japan Airlines Co., Ltd. (Japan)                                     32,590,000       123.454       .37
Baker Hughes Inc. (USA)                                               2,600,000        96.525       .29
Genentech, Inc. (USA) (1)                                               466,800        86.679       .26
Smurfit Group (Ireland)                                              47,610,745        83.660       .25
Smurfit-Stone Container Corp. (USA) (1)                               6,455,700        77.468       .23
Yahoo  Inc. (USA) (1)                                                   805,000        73.255       .22
Gap, Inc. (USA)                                                       3,320,000        66.815       .20
Bergesen d.y. AS, Class A (Norway)                                    2,455,350        51.685
Bergesen d.y. AS, Class B                                               795,000        15.026       .20
Intershop Communications AG (Germany)(1)                                965,000        62.885       .19
Kimberly-Clark Corp. (USA)                                            1,066,700        59.535       .18
Quintiles Transnational Corp. (USA) (1)                               3,701,000        58.985       .17
United Parcel Service, Inc. (USA)                                     1,017,300        57.350       .17
Canadian Pacific Ltd. (Canada)                                        2,000,000        52.000       .15
Schlumberger Ltd. (Netherlands Antilles)                                598,300        49.247       .15
Marubeni Corp. (Japan) (1)                                           16,629,600        41.739       .12
Scottish Power PLC (United Kingdom)                                   5,157,902        40.006       .12
Canon Inc. (Japan)                                                      900,000        39.928       .12
TNT Post Groep NV(Netherlands)                                        1,652,573        38.450       .11
RWE AG (Germany)                                                      1,034,900        36.370       .11
NIKE, Inc., Class B (USA)                                               900,000        36.056       .11
AMR Corp. (USA) (1)                                                   1,100,000        35.956       .11
Reckitt Benckiser PLC (United Kingdom)                                2,653,125        32.396       .10
Christian Dior SA (France)                                              600,000        32.344       .10
Ushio Inc. (Japan)                                                    1,092,000        23.565       .07
Southern Energy, Inc. (USA) (1)                                         356,000        11.169       .03


MISCELLANEOUS  - .66%
Other equity securities in initial                                                    221.257       .66
  period of acquisition


Total Equity Securities (cost:                                                     29,250.727     86.87
    $20,830.563 million)




                                                                     Principal        Market   Percent
                                                                        Amount         Value    of Net
Bonds & Notes                                                       (Millions)    (Millions)    Assets
---------------------------------                                     --------      --------  --------

NON U.S. GOVERNMENT OBLIGATIONS - 0.50%
Brazil (Federal Republic of),                                          $211.495       162.322
  Bearer 8.00% 2014 (4)
Brazil (Federal Republic of),                                             9.851         7.561       .50
  Front-Loaded Interest Reduction Bond,
  Series L, 8.00% 2014 (4)


Total Bonds & Notes (cost:                                                            169.883       .50
    $130.596 million)




                                                                     Principal        Market   Percent
                                                                        Amount         Value    of Net
Short-Term Securities                                               (Millions)    (Millions)    Assets
------------------------------                                        --------      --------  --------

CORPORATE SHORT-TERM NOTES - 10.81%
Toyota Motor Corp. 6.47%-6.49%                                         $107.000      $106.651     .32%
  due 10/3-10/27/2000
Eastman Kodak Co. 6.47%-6.50%                                           105.000       104.156       .31
  due 10/3-12/1/2000
AT&T Corp. 6.47%-6.52%                                                  103.400       102.183       .30
  due 10/20/2000-1/12/2001
Bank of Nova Scotia 6.64%-6.68%                                         100.000        99.996       .30
  due 11/1/2000-1/8/2001
Monte Rosa Capital Corp. 6.50%-6.53%                                    100.000        99.714       .30
  due 10/3-10/24/2000
Halifax Group PLC 6.49%-6.55%                                           100.000        99.703       .30
  due 10/5-10/30/2000
CDC Commercial Paper Corp. 6.48%-6.53%                                  100.000        99.648       .30
  due 10/6-10/25/2000
CBA (Delaware) Finance Inc. 6.47%-6.52%                                 100.000        99.549       .30
  due 10/10-11/27/2000
Motorola Inc. 6.47%-6.50%                                               100.000        99.472       .30
  due 10/10-11/28/2000
Den Danske Corp. Inc. 6.47%-6.54%                                       100.000        99.441       .30
  due 10/18-11/13/2000
BMW US Capital Corp. 6.47%-6.48%                                        100.000        99.437       .30
  due 10/16-11/14/2000
Svenska Handelsbanken 6.48%-6.52%                                       100.000        99.249       .29
  due 10/13-12/11/2000
Abbey National North America 6.48%-6.55%                                100.000        99.229       .29
  due 10/5/2000-1/19/2001
DaimlerChrysler NA Holdings 6.48%-6.50%                                 100.000        99.202       .29
  due 10/2/2000-1/19/2001
Motiva Enterprises LLC 6.47%                                            100.000        99.111       .29
  due 11/10-12/5/2000
British Telecommunications PLC 6.48%                                    100.000        99.005       .29
  due 11/21-11/27/2000
Spintab AB 6.52%-6.55%                                                  100.000        98.849       .29
  due 10/5/2000-1/25/2001
FCE Bank PLC 6.53%-6.55%                                                 97.000        96.860       .29
  due 10/6-10/10/2000
SBC Communications Inc. 6.47%-6.51%                                      93.250        92.806       .28
  due 10/2-11/16/2000
Glaxo Wellcome PLC 6.47%-6.54%                                           90.300        89.827       .27
  due 10/10-11/14/2000
American Honda Finance Corp. 6.48%-6.49%                                 90.000        89.410       .27
  due 10/20-11/20/2000
Barclays U.S. Funding Corp. 6.48%-6.49%                                  89.000        88.629       .26
  due 10/6-10/31/2000
Rio Tinto 6.48%-6.50%                                                    85.700        85.045       .25
  due 10/25-11/20/2000
Sony Capital Corp. 6.48%-6.50%                                           81.500        80.939       .24
  due 10/2-11/29/2000
Bayer Corp. 6.47%-6.50%                                                  81.500        80.937       .24
  due 10/17-12/14/2000
General Motors Acceptance Corp.                                          80.800        80.444       .24
  6.49%-6.55% due 10/19-10/30/2000
Lloyds TSB Bank PLC 6.51%-6.55%                                          75.000        74.952       .22
  due 10/11-11/22/2000
Societe Generale North America Inc.                                      75.000        74.814       .22
  6.53% due 10/12-10/17/2000
Marsh USA Inc. 6.52% due 10/4-11/2/2000                                  75.000        74.741       .22
Alcatel S.A. 6.52%-6.55%                                                 75.000        74.610       .22
  due 10/17-11/21/2000
Bank of America Corp. 6.49%-6.55%                                        75.000        73.906       .22
  due 10/10/2000-1/22/2001
Westpac Trust Securities NZ LTD.                                         75.000        73.849       .22
  6.52%-6.53% due 11/16/2000-1/11/2001
International Lease Finance Corp.                                        74.000        73.589       .21
  6.47%-6.50% due 10/18-11/6/2000
Asset Securitization Corp. 6.50%-6.57%                                   70.000        69.818       .21
  due 10/5-10/20/2000
Alcoa Inc. 6.47%-6.52%                                                   67.850        67.654       .20
  due 10/5-10/27/2000
KfW International Finance Inc.                                           66.383        65.344       .19
  6.49%-6.50% due 10/12/2000-1/18/2001
H.J. Heinz Co. 6.46%-6.47%                                               60.200        59.770       .18
  due 10/27-11/21/2000
American Express Credit Corp. 6.48%                                      54.000        53.766       .16
  due 10/24/2000
France Telecom, SA 6.48% due 10/23/2000                                  51.000        50.787       .15
Associates First Capital Corp.                                           50.000        49.882       .15
  6.50%-6.53% due 10/13/2000
Dresdner U.S. Finance Inc. 6.50%                                         50.000        49.882       .15
  due 10/13/2000
ANZ (Delaware) Inc. 6.48% due 10/26/2000                                 50.000        49.766       .15
Panasonic Finance (Europe) PLC                                           50.000        49.710       .15
  6.52%-6.53% due 11/1/2000
Archer Daniels Midland Co. 6.50%                                         38.000        37.746       .11
  due 10/18-12/4/2000
Caisse d'amortisement de la dette                                        25.000        24.909       .07
  sociale 6.50% due 10/20/2000


Federal Agency Discount Notes  -  1.32%
Freddie Mac 6.39%-6.45%                                                 245.772       243.477       .72
  due 10/5-12/28/2000
Fannie Mae 6.40%-6.44%                                                  121.500       120.423       .36
  due 10/19-12/14/2000
Federal Home Loan Banks 6.38%-6.44%                                      80.000        79.475       .24
  due 10/4-12/8/2000

Certificates of Deposit  -  0.30%
Deutsche Bank, AG 6.64% due 10/16/2000                                   50.000        50.001       .15
Morgan Guaranty Trust Co. of New York                                    50.000        49.999       .15
  6.57% due 12/27/2000

Non-U.S. Currency - 0.02%
New Taiwanese Dollar                                                NT$339.172         10.830       .03


Total Short-Term Securities (cost:                                                  4,193.192     12.46
  $4,193.915 million)

Total Investment Securities (cost:                                                 33,613.802     99.83
 $25,155.074 million)
Excess of cash and receivables                                                         57.818       .17
  over payables

NET ASSETS                                                                        $33,671.620   100.00



(1) Non-income-producing securities.

(2) Purchased in a private placement
    transaction; resale to the public
    may require registration or sale only
    to qualified institutional buyers.

(3) Valued under procedures established.
    by the Board of Directors

(4) Payment in kind; the issuer has the
    option of paying additional
    securities in lieu of cash.

ADR = American Depositary Receipts

See Notes to Financial Statements



Equity Securities Appearing in the       Equity Securities Eliminated from the
Portfolio Since March 31, 2000           Portfolio Since March 31, 2000

Abitibi-Consolidated                     ADVANTEST
AIXTRON                                  Banco Santander Central Hispano
Amdocs                                   Banque Nationale de Paris
AMR                                      Bayerische Motoren Werke
Asahi Glass                              Bridgestone
ASM Lithography                          CBS
Autonomy                                 Champion International
Baltimore Technologies                   Colgate-Palmolive
Berkshire Hathaway                       Compal Electronics
BAE SYSTEMS                              Computer Associates International
Canon                                    Delphi Automotive Systems
Chevron                                  Eastman Kodak
Crown Castle International               First Union
Disney                                   Ford Motor
Dow Chemical                             Fuji Bank
ENI                                      Home Depot
EPOCS                                    Kellogg
Gap                                      Lend Lease
Granada Compass                          Lucent Technologies
Hyundai Electronics Industries           National Power
International Paper                      Nichicon
Intershop Communications                 Novartis
Lockheed Martin                          Nycomed Amersham
LUKOIL                                   Oracle
Marubeni                                 Rohm
Mizuho Holdings                          Sabre Holdings
Nippon Sheet Glass                       Cie. De Saint-Gobain
OM Gruppen                               Schneider
Quintiles Transnational                  Shiseido
RWE                                      United Utilities
Southern Energy                          Wolters Kluwer
Stora Enso
TDK
Texaco
Ushio
Walt Disney



NEW PERSPECTIVE FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at September 30, 2000                                                       (dollars in millions)
Assets:
Investment securities at market
 (cost: $25,155.074)                                                                            $33,613.802
Cash                                                                                                  3.238
Receivables for--
 Sales of investments                                                          $113.983
 Sales of fund's shares                                                          47.470
 Dividends and interest                                                          61.597
 Other                                                                             .081             223.131
                                                                                                 33,840.171
Liabilities:
Payables for--
 Purchases of investments                                                       113.926
 Repurchases of fund's shares                                                    32.465
 Management services                                                             11.182
 Other expenses                                                                  10.978             168.551
Net Assets at September 30, 2000--
 Total authorized capital stock - 2,000,000,000 shares                                          $33,671.620
Class A shares, $.001 par value
 Net assets                                                                                     $33,411.564
 Shares outstanding                                                                           1,165,670,540
 Net asset value per share                                                                           $28.66
Class B shares, $.001 par value
 Net assets                                                                                        $260.056
 Shares outstanding                                                                               9,110,440
 Net asset value per share                                                                           $28.54


STATEMENT OF OPERATIONS
for the year ended September 30, 2000                                       (dollars in millions)
Investment Income:
Income:
 Dividends                                                                     $321.769
 Interest                                                                       265.124            $586.893

Expenses:
 Management services fee                                                        130.767
 Distribution expenses - Class A                                                 81.223
 Distribution expenses - Class B                                                   .720
 Transfer agent fee - Class A                                                    28.997
 Transfer agent fee - Class B                                                      .072
 Reports to shareholders                                                           .771
 Registration statement and prospectus                                            1.889
 Postage, stationery and supplies                                                 5.849
 Directors' and Advisory Board fees                                                .473
 Auditing and legal fees                                                           .094
 Custodian fee                                                                    7.658
 Taxes other than federal income tax                                               .382
 Other expenses                                                                    .270             259.165
 Net investment income                                                                              327.728
Realized Gain and Increase in Unrealized
 Appreciation on Investments:
Net realized gain                                                                                 4,202.874
Net increase in unrealized
 appreciation on investments                                                                        279.532
 Net realized gain and increase in
  unrealized appreciation
  on investments                                                                                  4,482.406
Net Increase in Net Assets Resulting
 from Operations                                                                                 $4,810.134




STATEMENT OF CHANGES IN NET ASSETS                                          (dollars in millions)

                                                                                  Year                ended
                                                                              September                 30,
                                                                                    2000                1999
Operations:
Net investment income                                                          $327.728            $242.240
Net realized gain on investments                                              4,202.874           2,029.050
Net increase in unrealized appreciation
 on investments                                                                 279.532           4,591.605
 Net increase in net assets
  resulting from operations                                                   4,810.134           6,862.895
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
 Class A                                                                       (109.901)           (178.626)
Distributions from net realized gains on investments
 Class A                                                                     (2,337.892)         (1,352.865)
Total dividends and distributions                                            (2,447.793)         (1,531.491)

Capital Share Transactions:
 Proceeds from shares sold                                                    6,834.769           4,287.650
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                           2,334.800           1,462.075
 Cost of shares repurchased                                                  (3,612.572)         (3,035.817)
 Net increase in net assets resulting from
  capital share transactions                                                  5,556.997           2,713.908
Total Increase in Net Assets                                                  7,919.338           8,045.312

Net Assets:
Beginning of year                                                            25,752.282          17,706.970
End of year (including
 undistributed net investment
 income of: $315.556 and $108.492
 respectively)                                                              $33,671.620         $25,752.282

See Notes to Financial Statements


 NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - New Perspective Fund, Inc.(the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States.

The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

 SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

 NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Allocations - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses are accrued daily and charged to the applicable share class.

2. NON-U.S. INVESTMENTS

 INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

 TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 2000 such non-U.S. taxes were $30,703,000. Net realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

 CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $1,716,000 for the year ended September 30, 2000.

3. FEDERAL INCOME TAXATION

 The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

 As of September 30, 2000, net unrealized appreciation on investments for federal income tax purposes aggregated $8,446,108,000; $10,233,199,000 related to appreciated securities and $1,787,091,000 related to depreciated securities. During the year ended September 30, 2000, the fund realized, on a tax basis, a net capital gain of $4,204,522,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $1,648,000 are treated as ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $25,167,694,000 at September 30, 2000.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES
 INVESTMENT ADVISORY FEE - The fee of $130,767,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on the following rates and net asset levels:

                           NET ASSET LEVEL

RATE                       IN EXCESS OF               UP TO

0.60%                      $0                         $500 MILLION

0.50                       500 million                1 billion

0.46                       1 billion                  1.5 billion

0.43                       1.5 billion                2.5 billion

0.41                       2.5 billion                4 billion

0.40                       4 billion                  6.5 billion

0.395                      6.5 billion                10.5 billion

0.39                       10.5 billion               17 billion

0.385                      17 billion                 21 billion

0.38                       21 billion                 27 billion

0.375                      27 billion                 34 billion

0.37                       34 billion                 44 billion

0.365                      44 billion


DISTRIBUTION EXPENSES - American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, received $17,367,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the year ended September 30, 2000. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

 The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Directors. The plans provide for aggregate annual expenses limits of 0.25% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.25% of net assets. Also included are monthly reimbursements to AFD for commissions paid during the prior 15-month period to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted only to the extent that the fund's overall 0.25% annual expense limit is not exceeded. For the year ended September 30, 2000, aggregate distribution expenses were $81,223,000, or 0.25% of net assets attributable to Class A shares.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the year ended September 30, 2000, aggregate distribution expenses were $720,000, or 1.00% of net assets attributable to Class B shares.

 As of September 30, 2000, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $5,780,000 and $201,000, respectively.

 TRANSFER AGENT FEE - A fee of $29,069,000 was incurred during the year ended September 30, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

 DEFERRED DIRECTORS' AND ADVISORY BOARD FEES -   Directors and Advisory Board
members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $1,273,000.

 AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $12,263,867,000 and $9,815,916,000, respectively, during the year ended September 30, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended September 30, 2000, the custodian fee of $7,658,000 includes $164,000 that was paid by these credits rather than in cash.

The fund reclassified $1,738,000 from undistributed net investment income to undistributed net realized gains; and reclassified $9,025,000 and $131,888,000 from undistributed net investment income and undistributed net realized gains, respectively, to additional paid-in capital for the year ended September 30, 2000, as a result of permanent differences between book and tax.

Net assets consisted of the following:

Capital paid in on shares of capital stock               $21,288,298,000
Undistributed net investment income                          315,556,000
Accumulated net realized gain                              3,610,073,000
Net unrealized appreciation                                8,457,693,000
Net Assets                                               $33,671,620,000


Capital share transactions in the fund were as follows:

                                        Year ended Septe     mber 30,2000 (1)    Year ended Sep    tember 30,1999
                                            Amount (000)               Shares      Amount (000)            Shares
Class A Shares:
  Sold                                    $    6,555.931          220,816,130      $  4,287.650       174,677,528
  Reinvestment of dividends                    2,334.800           85,115,039         1,462.075        66,803,759
   and distributions
  Repurchased                                 (3,610.152)        (121,160,972)       (3,035.817)     (124,489,632)
   Net increase in Class A                     5,280.579          184,770,197         2,713.908       116,991,655
Class B Shares:
  Sold                                           278.838            9,191,145                 -                 -
  Reinvestment of dividends                           -                    -                  -                 -
  and distributions
  Repurchased                                     (2.420)             (80,705)                -                 -
   Net increase in Class B                       276.418            9,110,440                -                  -
Total net increase in fund                $    5,556.997          193,880,637      $  2,713.908       116,991,655


(1) Class B shares not
offered before
March 15, 2000.


PER-SHARE DATA AND RATIOS (1)
                                                                                   Net
                                            Net asset                    gains/(losses)
Year                                            value,         Net        on securities
Ended                                        beginning   investment      (both realized
September 30                                   of year       income     and unrealized)
Class A:
2000                                             $26.25  $ .30  (2)               $4.56 (2)
1999                                              20.50          .26                7.26
1998                                              21.86          .27               (.11)
1997                                              17.77          .29                4.81
1996                                              16.98          .32                1.40
Class B:
2000                                              30.11   0.08  (2)               (1.65)(2)


                                                          Dividends
Year                                       Total from    (from net        Distributions
Ended                                       investment   investment       (from capital
September 30                                operations      income)              gains)
Class A:
2000                                              $4.86       $(.11)             $(2.34)
1999                                              7.52         (.20)              (1.57)
1998                                                .16        (.31)              (1.21)
1997                                              5.10         (.33)               (.68)
1996                                              1.72         (.33)               (.60)
Class B:
2000                                             (1.57)           -                   -





Year                                                     Net asset
Ended                                            Total   value, end              Total
September 30                             distributions      of year              return
Class A:
2000                                            $(2.45)       $28.66              18.93%
1999                                             (1.77)        26.25               38.43
1998                                             (1.52)        20.50                1.23
1997                                             (1.01)        21.86               29.97
1996                                              (.93)        17.77               10.64
Class B:
2000                                                 -         28.54              (5.21)





                                                          Ratio of            Ratio of
Year                                       Net assets,     expenses          net income
Ended                                      end of year   to average          to average
September 30                             (in millions)   net assets          net assets
Class A:
2000                                           $33,412          .79%               1.00%
1999                                             25,752          .77                1.06
1998                                             17,707          .77                1.27
1997                                             16,956          .79                1.56
1996                                             11,688          .82                2.00
Class B:
2000                                                260   1.53  (3)                  .56(3)





Year                                         Portfolio
Ended                                         turnover
September 30                                      rate
Class A:
2000                                             34.25%
1999                                              29.14
1998                                              29.71
1997                                              25.68
1996                                              18.12
Class B:
2000                                         34.25 (4)


(1) The periods 1996 through 2000 represent, for Class A shares, fiscal years ended September 30. The period ended 2000 represents, for Class B shares, the 199-day period ended September 30, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.
(2) Based on average shares outstanding.
(3) Annualized.
(4) Represents portfolio turnover rate (equivalent for all share classes) for the year ended September 30, 2000.



REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of New Perspective Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of New Perspective Fund (the "Fund") at September 30, 2000, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPER LLP

Los Angeles, California
October 31, 2000



Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

During the fiscal year ended September 30, 2000, the fund paid a long-term capital gains distribution of $2,337,892,000 to Class A shareholders.

The fund also designates as a net investment income distribution and as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended September 30, 2000 was $30,703,000. Foreign source income earned by the fund was $275,008,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 35% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


Board of Directors

Elisabeth Allison, Cambridge, Massachusetts
Administrative Director, ANZI, Ltd.
(financial publishing and consulting); publishing consultant, Harvard Medical School

Vanessa C. L. Chang, Los Angeles, California
President, ResolveItNow.com
(insurance-related Internet company);
former Senior Vice President,
Secured Capital Corporation; former Partner, KPMG
Peat Marwick LLP

Gina H. Despres, Washington, D.C.
President of the fund
Senior Vice President,
Capital Research and Management Company

Robert A. Fox, Livingston, California
President and Chief Executive Officer, Foster Farms Inc.

Alan Greenway, La Jolla, California
Private investor; President, Greenway Associates, Inc.
(management consulting services)

Paul G. Haaga, Jr., Los Angeles, California
Executive Vice President and Director,
Capital Research and Management Company

Koichi Itoh, Tokyo, Japan
Group Vice President-Asia/Pacific, Autosplice, Inc.;
former President and Chief Executive Officer, IMPAC
(management consulting services); former managing partner, VENCA Management (venture capital)

William H. Kling, St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Company;
former President, American Public Radio
(now Public Radio International)

Jon B. Lovelace, Los Angeles, California
Vice Chairman of the Board of the fund
Chairman Emeritus, Capital Research and
Management Company

John G. McDonald, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University
William I. Miller, Columbus, Indiana
Chairman of the Board, Irwin Financial Corporation

Kirk P. Pendleton, Huntingdon Valley, Pennsylvania
Chairman of the Board and Chief Executive Officer,
Cairnwood, Inc. (venture capital investment)

Donald E. Petersen, Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

Rozanne L. Ridgway, Washington, D.C.
Chair, Baltic-American Enterprises Fund;
former co-chair, Atlantic Council of the United States

Walter P. Stern, New York, New York
Chairman of the Board of the fund
Chairman of the Board, Capital International, Inc.

Other Officers

Gregg E. Ireland, Washington, D.C.
Executive Vice President of the fund
Senior Vice President,
Capital Research and Management Company

Darcy B. Kopcho, Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research Company

Thierry Vandeventer, Geneva, Switzerland
Senior Vice President of the fund
Director, Capital Research and Management Company

Timothy P. Dunn, Washington, D.C.
Vice President of the fund
Senior Vice President, Capital Research Company

Jonathan Knowles, Ph.D., London, England
Vice President and Director of the fund
Vice President, Capital Research Company

Catherine M. Ward, Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

Vincent P. Corti, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

R. Marcia Gould, Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

Dayna Yamabe, Brea, California
Assistant Treasurer of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

Members of the Advisory Board

Michael R. Bonsignore, Minneapolis, Minnesota
Chairman of the Board and Chief Executive Officer,
Honeywell Inc.

David I. Fisher, Los Angeles, California
Chairman of the Board,
Capital Group International, Inc.;
Chairman of the Board,
Capital Guardian Trust Company

Jean Gandois, Paris, France
Chairman of the Board of Cockerill-Sambre; former
President, Conseil National du Patronat Francais;
former Chairman of the Board and Chief Executive
Officer, Pechiney; former Chairman of the Board,
Pechiney International

Claudio X. Gonzalez Laporte, Mexico, DF, Mexico
Chairman of the Board and Chief Executive Officer,
Kimberly-Clark de Mexico, SA de CV

Sir Peter Holmes, London, England
Director and former Chairman of the Board and Managing Director, The Royal Dutch/Shell Group of
Companies

Jae H. Hyun, New York, New York
Chairman of the Board, Tong Yang Group

Baron Gualtherus Kraijenhoff,
Nijmegen, The Netherlands
Chairman of the Supervisory Council, Akzo NV

Pierre Lescure, Paris, France
Chairman of the Board and Chief Executive Officer,
CANAL+

Shijuro Ogata, Tokyo, Japan
Non-executive Director, Fuji Xerox Co. Ltd.
and Horiba Ltd.

Alessandro Ovi, Rome, Italy
Chief Executive Officer, Tecnitel

Henry B. Schacht, New York, New York
Director and Senior Advisor,
E.M. Warburg, Pincus &  Co., LLC;
Director, Lucent Technologies

Orville H. Schell, Berkeley, California
Dean, Graduate School of Journalism,
University of California at Berkeley

Bruce B. Teele, Melbourne, Australia
Chairman of the Board,
Australian Foundation Investment Co., Ltd.;
former Chairman of the Board and
Chief Executive Officer, J.B. Were & Son

[The American Funds Group(r)]

Offices of the fund and of the investment adviser, Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443
135 South State College Boulevard
Brea, California 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205
P.O. Box 659522
San Antonio, Texas 78265-9522
P.O. Box 6007
Indianapolis, Indiana 46206-6007
P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

Independent accountants
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071-3405

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462


For information about your account or any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit www.americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of New Perspective Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA BG/GRS/4835
Lit. No. NPF-011-1100